UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

COCA-COLA BOTTLING CO. CONSOLIDATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 10, 2011.
COCA-COLA BOTTLING CO. CONSOLIDATED
COCA-COLA BOTTLING CO. CONSOLIDATED
4100 COCA-COLA PLAZA
CHARLOTTE, NC 28211-3481
Meeting Information
Meeting Type:      Annual Meeting
For holders as of:   March 14, 2011
Date:   May 10, 2011   Time: 9:00 AM EDT

Location:	Corporate Center 4100 Coca-Cola Plaza Charlotte, NC 28211
For directions please call: (704) 557-4400
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report           2. Notice and Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: At the meeting, you will need to request a ballot to vote these shares. Please bring this Notice, or other evidence of stock ownership as of the record date, and a suitable form of personal photo identification for admission to the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX  available and follow the instructions.
Vote By Phone or Mail: You can vote by phone or mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

	01) J. Frank Harrison, III	07) Deborah H. Everhart
	02) H.W. McKay Belk	08) Henry W. Flint
	03) Alexander B. Cummings, Jr.	09) William H. Jones
	04) Sharon A. Decker	10) James H. Morgan
	05) William B. Elmore	11) John W. Murrey, III
	06) Morgan H. Everett	12) Dennis A. Wicker

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	A proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2011.

3.	Advisory vote on the compensation paid to our named executive officers.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4.	Advisory vote on the frequency of the advisory vote on the compensation paid to our named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.